SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 15, 2003

Date of Report

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Orange Grove Boulevard Pasadena, California		91103
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (626) 304-2000

Item 9. Regulation FD Disclosure

On April 14, 2003, the Registrant issued a news release commenting on the U.S. Department of Justice actions involving the label stock industry as set forth in Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2003

AVERY DENNISON CORPORATION

By:	/s/ DANIEL R. O’BRYANT
Name: Daniel R. O’Bryant Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99	News release dated April 14, 2003